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                                                                   Exhibit 10.20

                                   INDUSTRIAL LEASE

1.     Parties.   This Lease, dated, for reference purposes only June 7, 1991, is made by and between TOBER & AGNEW PROPERTIES, INC., a Delaware corporation (herein called "Lessor") and TSD BioServices, a Delaware general partnership (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the Term (as hereinafter defined)at the rental, and upon all of the conditions set forth herein, all that certain space (the "premises") which is the portion of the building erected on lots 32 and 33, at 128 Sandy Drive, Newark, Delaware as more fully shown on the plan attached hereto as Exhibit "A", consisting of Seven Thousand Six Hundred Fifty (7,650) square feet, more or less. The Premises includes all fixtures,improvements, additions and other property installed therein at the commencement Date (as hereinafter defined) or at any time during the time of this lease (other than Tenant's movable personal property and trade fixtures) together with the right to use, in common with others, any entrances, lobbies, hallways parking lot, walkways, elevators and other public portions of the building in which the Premises is located
(the "Building") The Building contains 25,600 square feet.

3.     Term.

       3.1. Term. The term of this lease and Lessee's obligation to pay rent hereundershall commence upon the date when the premises is ready for occupancy and a certificate of occupancy or equivalent certificate has been issued by the appropriate governmental agency (the "Commencement Date") The premises shall be deemed ready for occupancy when Lessor has substantially completed the work depicted or described on the plans and specifications listed in Exhibit "B" attached hereto (the "Tenant Improvement Work"). The parties agree to execute an Addendum contemporaneously with the execution of this lease which sets forth the parties, rights and duties with respect to the Tenant Improvement Work. "Substantial Completion" shall mean such completion as shall enable Lessee to reasonably and conveniently use and occupy the premises for the conduct of its business. The term ("Term") of this lease shall end five (5) years after the commencement Date. The parties agree to confirm the commencement Date in writing.

       3.2. Delay in Possession. If for any reason Lessor cannot deliver possession of the premises to Lessee on the commencement Date, Lessee shall not be obligated to pay rent until possession of the premises is tendered to Lessee.

4.     Use.

       4.1. Use. The premises shall be used and occupied for the following: office and laboratory uses and the manufacturing of immunological reagents and ascites and any uses accessory thereto or any other use which is reasonably comparable and for no other purpose.

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5.     Base Rent.

               (a) Lessee shall pay to Lessor as rent for the premises, (the "Base Rent"), in advance, in fixed monthly payments on the first day of each month of the Term.

               (b) From the Commencement Date until the first anniversary of the commencement Date, the Base Rent shall be an amount to be computed at the rate of $3.95 annually per square foot.

               (c) Rent for any period during the Term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

               (d) Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

               (e) commencing on the first anniversary of the Commencement Date, and on each anniversary of the commencement Date thereafter through the end of the Term and any renewal thereof, the Base Rent shall be computed in accordance with the provisions of this subparagraph. In the event the Consumer Price Index for Urban Wage Earners and clerical Workers in the city of Philadelphia (1967 = 100) (hereinafter called the "Price Index") or a successor or substitute index appropriately adjusted, reflects an increase in the cost of living for the month immediately preceding such anniversary date ("Adjustment Month") over and above such cost of living as reflected by the Price Index as it existed for the month immediately preceding the prior anniversary date (hereinafter called the "Base Index"), the Base Rent during such lease year shall equal to the number of square feet in the Premises, multiplied by $3.95 plus the product of (i) $3.95 (as adjusted in the prior year in accordance with this subparagraph) multiplied by (ii) the lesser of (A) five percent 5% or
(B) a fraction, the numerator of which is the Price Index for the Adjustment Month and the denominator of which is the Base Index (but in no event shall such increase be less than 4%). In the event that such determination cannot be made until after any anniversary of the commencement Date, the increase in the monthly rental payments due for the months prior to such determination shall bepaid to Lessee upon the date the next payment of rent is due following such determination.

6. Operating Expenses. In addition to the Base Rent, Lessee will pay to Lessor as additional rent Lessee's operating Expense Share of the amount of Operating Expenses paid, payable or incurred by Lessor in each year of the Term and Lessee's Tax Share of the real property taxes payable by Lessor in each year of the Term, and Lessee's share of the premiums for required insurance payable by Lessor. As used in this lease the following terms shall be defined as hereinafter provided:

          (a)  Lessee's operating Expense Share shall be thirty percent (30%);

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          (b)  "Operating Expenses" shall mean the following:

                    (i) Costs of cleaning, repairing and maintaining the Common Areas of the Building (including the costs for snow removal). As used in this lease, the term "common areas" means, without limitation, the entrances, lobbies, trash facilities, driveways, walkways, landscaping and all other areas and facilities, including the plumbing, electrical, and sprinkler systems, ductwork, roof and exterior wall and windows, in the Building which are provided for and designated from time to time by Lessor for the general non-exclusive use and convenience of Lessee and its employees, invitees, licensees or other visitors. Lessor grants Lessee, its employees,invitees, licensees and other visitors a non-exclusive license for the Term to use the common Areas; and

                   (ii) The cost of premiums for the insurance required under paragraphs 9.1 and 9.3 (provided that Lessee shall pay 100% of any increase in or component of any such premiums directly attributable to the construction of the Tenant Improvement Work and the specialty equipment installed);

                  (iii) Notwithstanding anything else contained in this
paragraph, "Operating Expenses" shall not include: (i)      any capital
additions made to the Building; (ii)repairs or other work occasioned by fire, windstorm, or other insured casualty or hazard; (iii) leasing commissions and advertising expenses incurred inprocuring new tenants; (iv) repairs or rebuilding necessitated by condemnation to the extent that Lessor has received condemnation proceeds for such repairs or rebuilding; (v)any depreciation and amortization of the Building; (vi) principal or interest payments on any indebtedness applicable to the Building or the Premises, including any mortgage debt or ground rents payable under any ground lease for the Building.

               (c) Lessee's Tax Share shall be 30% of the real property taxes assessed on the date hereof, plus 100% of any increase in such taxes directly attributable to the construction of the Tenant Improvement Work;

               (d) As used herein the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises is a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge in substitution of, partially or totally, any tax, fee, levy, assessment for charge hereinabove included within the definition of "real property tax."

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                    All payments of additional rent for Operating Expenses
payable by Lessee shall be paid within ten days of receipt by Lessee of Lessor's statement of amounts due, which statement shall include at Lessee's request copies of relevant invoices and receipts. All payments of additional rent for real property taxes payable by Lessee shall be paid within the period prescribed by law for the payment thereof without penalty or interest; provided that Lessor has sent to Lessee copies of such tax bills when received from the taxing authority.

7.      Compliance with Law; Environmental Matters.

        7.1. Compliance With Law.

               (a) Lessor warrants to Lessee that the Premises, in its state existing on the commencement Date, and the above described uses do not violate any covenants or restrictions of record, or any applicable zoning or building code, regulation or ordinance in effect on said date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor to promptly, at Lessor's sole cost and expense, rectify any such violation.

               (b) Except as provided in paragraph 7.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the Term or any part of the term hereof, regulating the use by Lessee of the Premises.

          7.2. Environmental Matters. Lessor represents and warrants that all activities at the Premises since Lessor's acquisition or Premises have been and are being conducted in compliance with all statutes, ordinances, regulations, orders, and requirements of common law concerning (i) those activities, (ii) repairs or construction of any improvements, (iii) handling of any materials,
(iv) discharges to the air, soil, surface, or groundwater, and (v) storage, treatment, or disposal of any waste at or connected with any activity at the Premises ("Environmental Statutes").

               Lessor represents and warrants that no contamination is present at the Premises. The term "Contamination" means the uncontained presence of Hazardous Substances at the Premises, or arising from the Premises which may require remediation under any applicable law. The term Hazardous Substances" means "hazardous substances" as defined pursuant to the comprehensive Environmental Response, compensation and Liability Act, as amended, "regulated substances" within the meaning of Subtitle I of the Resource Conservation Recovery Act, as amended, "hazardous wastes", as defined pursuant to the Delaware Hazardous Waste Management Act, or "regulated substances" as defined pursuant to the Del aware Underground Storage Tank Act.

               Lessor represents and warrants that no portion of the Premises constitutes any of the following "Environmentally Sensitive Areas":

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                    (i)     a wetland or other "water of the United States"
         for purposes of section 404 of the federal clean Water Act or any similar area regulated under any state law;

                    (ii) a portion of the coastal zone for purposes of the Federal Coastal Zone Management Act and the Delaware Coastal Zone Act; or

                    (iii) any other area, including but not limited to a floodplain or other flood hazard area, the development of which is specially restricted under any applicable law by reason of its physical characteristics or prior use.

          Lessor represents and warrants that no tanks for the storage of any liquid or gas are present on the Premises except for two underground 500 gallon liquid propane tanks.

          Lessor represents and warrants that (i) at no point in any structure at the Premises will air radiation levels exceed 4 picocuries/liter, (ii) Lessor does not know or have reason to know of any investigation of the Premises for the presence of radon gas or the presence of the radioactive decay products of radon (collectively "radon") and (iii) Lessor has provided to Lessee a report of each investigation relevant to the presence of Radon at the Premises of which Lessor has any knowledge.

          The parties hereby agree that if any of the representations or warranties contained in this paragraph 7.2 shall prove to be incorrect, or if Lessor breaches any covenant contained in this paragraph 7.2, Lessor shall be afforded an opportunity to cure such default provided that (i) such breach or condition is susceptible of remediation within a reasonable amount of time as determined by Lessee; and (ii) Lessor begins promptly after the discovery of such breach or condition diligently to remedy same and continues such diligent efforts until satisfactory remediation has been achieved.

          Lessor shall indemnify and hold Lessee harmless of, from, and against any and all expense, loss or liability suffered by Lessee by reason of the Lessor's breach of any provision of this Section including, but not limited to, (i) costs to comply with any Environmental Statutes; (ii) costs to study or to remedy contamination of the Premises or arising from the Premises; (iii) costs incident to the study or removal of tanks, their contents or associated Contamination; (iv) cost to prevent air radiation levels in any structure hereafter erected in the Premises from exceeding 4 picocuries/liter or to reduce air radiation levels in any structure on the Premises to 4 picocuries/liter or less; (v) fines, penalties, or other sanctions assessed due to Lessor's failure to have complied with Environmental Statutes; (vi) loss of value of the Property by reason of a failure to comply with Environmental Statutes or the presence on the Property of any Hazardous Substance, tank, Environmentally Sensitive Feature or Radon; and (vii) legal and professional fees and costs in connection with the foregoing. For purposes of this subparagraph, the term "lessee" shall mean Lessee, its successors and assigns. Nothing herein shall be construed to include (i) any condition or occurrence arising out of Lessee's activities in or on the Premises, or (ii) any consequential damages or losses sustained by Lessee as a result of interruption of

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Lessee's business activities or the dislocation of Lessee's facilities as a result of a default pursuant to this paragraph 7.2.

     7.3. Condition of Premises.

          (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and Lessor further warrants to Lessee that the Tenant Improvement Work in the Premises shall be in good operating condition on the Commencement Date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

          Within thirty (30) days after the commencement Date, Lessee shall give Lessor a written list (the "Punch List") of all contended defects in Lessor's construction work and of all contained variances in Lessor's work as described in Exhibit "HO attached hereto. Lessor shall correct all items on the Punch List within thirty (30) days after Lessor's receipt of the Punch List, unless the nature of the defect or variance is such that a longer period of time is required to repair or correct the same, in which case Lessor shall exercise due diligence in correcting such defect or variance at the earliest possible date and with a minimum of interference with Lessee's operations. Nothing in this subparagraph shall be deemed a waiver by Lessee of Lessor's warranty contained in paragraph 7.3(a) for violations discovered after delivery of the Punch List.

8.        Maintenance, Repairs, Alterations and Building Services.

          8.1. Lessor's Obligations.

          (a) Lessor shall keep in good order, condition and repair the Common Areas of the Building, and the heating, ventilation and air conditioning system installed for the use of the Premises (the "HVAC").

          (b) If Lessor fails to perform Lessor's obligations under this paragraph 8.1 or under any other paragraph of this lease, Lessee may at Lessee's option and upon 10 days' prior written notice to Lessor (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessor's behalf and put the Common Areas and HVAC in good order, condition and repair, and the cost thereof shall be offset against the installment rent next due.

          8.2. Lessee's Obligations. Lessee, at its expense, shall maintain and keep inood order, condition and repair the plumbing, electric, HVAC, lighting, fixtures, interior walls, ceilings, floors, windows, doors and plate glass located in, on, or within the Premises or any part thereof, and which are for the exclusive use of the Premises or Lessee. Lessor shall procure and maintain at Lessee's expense an HVAC maintenance agreement, which shall be in form and substance reasonably satisfactory to Lessee. On the last day of the Term hereof, or on any sooner

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termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free fo debris.

          8.3. Alterations and Additions.

          (a) Lessee shall not, without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $7,500. In any event, whether or not in excess of $7,500 in cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building without Lessor's prior written consent. As used in this paragraph 8.3 the term "Utility Installation" shall mean air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate government agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics, or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of nonresponsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the endorsement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim and shall obtain release of such lien by substitution of such surety bond as security therefor. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do SO.

          (d) Unless Lessor requires their removal, as set forth in paragraph 8.3(a), all alterations, improvements, additions and Utility Installations, which may be made on the

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Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Term.

9.        Insurance; Indemnity.

          9.1. Liability Insurance - Lessor. Lessor shall obtain and keep in force during the Term of this lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor and Lessee against any liability arising out of the ownership, use or occupancy maintenance of the Premises and all areas appurtenant thereto in an amount not less than $500,000 per occurrence.

          9.2. Liability Insurance - Lessee. Lessee shall obtain and keep in force during the Term of this lease a policy of combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor and Lessee against any liability arising out of the use or occupancy of the Premises and all areas appurtenant thereto in an amount not less than $500,000 per occurrence.

          9.3. Property Insurance. Lessor shall obtain and keep in force during the Term of this lease a policy or policies of insurance covering loss or damage to the Building, including Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk", as such term is used in the insurance industry).

          9.4. Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best Insurance Guide". Lessor and Lessee shall deliver to each other copies of policies of all insurance required under paragraph 8 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty
(30) days, prior written notice to the other. Each party shall, at least thirty (30) days prior to the expiration of such policies, furnish the other with renewals thereof. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in paragraph 9.3.

          9.5. Waiver or Subrogation. Lessee and Lessor each hereby release and relievehe other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 9.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

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          9.6. Indemnity.  Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor.

               Lessor shall indemnify and hold harmless Lessee from and against any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this lease, or arising from any negligence of the Lessor, or any of Lessor's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessee by reason of any such claim. Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel satisfactory to Lessee.

10.       Damage or Destruction.

          10.1.     Definitions.

                    (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is less that 50% of the fair market value of the Building as a whole immediately prior to such damage or destruction.

                    (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value of the Premises immediately prior to such damage or destruction.

                    (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 10.

          10.2. Partial Damage - Insured Loss. Subject to the provisions of paragraph 10.4, 10.5 and 10.6, if at any time during the Term of this lease there is damage which is an Insured loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, including Lessee's fixtures,

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equipment or tenant improvements as soon as reasonably possible and this lease shall continue in full force and effect.

          10.3. Partial Damage - Uninsured Loss. Subject to the provisions of paragraphs 10.4, 10.5 and 10.6, if at any time during the Term of this lease there is damage which is not an Insured loss and which fails within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this lease shall continue in full force and effect, or (ii) give written notice to Lessee within fifteen (15) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this lease. In the event Lessor shall give such notice of Lessor's intention to cancel and terminate this lease, Lessee shall have the right within fifteen (15) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, in which event this lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible.
 If Lessee does not give such notice within such 15-day period this lease shall be cancelled and terminated and Lessee shall have no further obligations or duties thereunder including the payment of rent as of the date of the occurrence of such damage.

          10.4. Total Destruction. If at any time during the term of this lease there is damage, whether or not an Insured loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this lease shall automatically terminate and Lessee shall have no further obligations or duties thereunder including the payment of rent as of the date of such total destruction.

          10.5      Damage Year End of Term.

                    (a) If at any time during the last six months of the Term of this lease there is damage, whether or not an Insured loss, which falls within the classification of Premises Partial Damage, Lessor and Lessee each has the option to cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to the other of its election to do so within 30 days after the date of occurrence of such damage.

                    (b) Notwithstanding paragraph 10.5(a), in the event that Lessee has an option to extend or renew this lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later that 25 days after the occurrence of an Insured loss falling within the classification of Premises Partial Damage during the last six months of the Term of this lease. If Lessee duly exercises such option during said 25 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this lease shall continue in full force and effect. If Lessee fails to exercise such option during said 25 day period, then less may at Lessee's option terminate and cancel this lease

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as of the expiration of said 25 day period by giving written notice to Lessee of Lessor's election to do so within 5 days after the expiration of said 25 day period, notwithstanding any term or provision in the grant of option to the contrary.

          10.6.     Abatement of Rent; Lessee's Remedies.

                    (a) In the event of damage described in paragraphs 10.2 or 10.3 and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this paragraph 10, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                    (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 10 and shall not commence meaningful repair or restoration within 30 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate his lease by giving Lessor written notice of Lessee's election to do so at any time prior to Lessor's meaningful commencement of such repair or restoration. In such event this lease shall terminate as of the date of such notice and Lessee shall have no further obligations or duties thereunder, including the payment of rent, as of the date of the occurrence of the damage.

          10.7. Termination Advance Payments. Upon termination of this lease pursuant to this paragraph 10, an equitable adjustment shall be made concerning any advance rent and any advance payments made by Lessee to Lessor.

          10.8. Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this lease.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Such services are to be separately metered to Lessee.

12.       Assignment and Subletting.

          12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all of any part of Lessee's interest in this lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold or delay. Lessor shall respond in writing to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of this lease.

          12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity, which acquires all or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this lease even if after such assignment or subletting the terms of this lease are changed or altered, provided, however, that any material change to the terms of this lease (including, but not limited to, the Term or Rent) after such an assignment or subletting, shall require the prior consent of Lessor and any such change made without Lessor's prior consent shall not be binding on Lessor.

          12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor or any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms thereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

          12.4 Assignment Fees. In the event Lessee shall assign or sublet the Premises then Lessee shall pay an assignment processing fee equal to $200.00 for each such request.

13.       Defaults; Remedies.

          13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                    (a) The failure by Lessee to make any payment of rent as and when due, where such failure shall continue for a period of five days after Lessee's receipt of written notice from Lessor. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph;

                    (b) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion;

                    (c) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(c) is contrary to any applicable law, such provision shall be of no force or effect;

                    (d) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

          13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time after providing Lessee with written notice, but without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                    (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

                    (b) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this lease, including the right to recover the rent as it becomes due hereunder;

                    (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Delaware. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this lease shall bear interest from the date due at the maximum rate then allowable by law.

          13.3. Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than ten (10) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than ten (10) days are required for performance then Lessor shall not be in default if Lessor commences meaningful performance within such 10-day period and thereafter diligently prosecutes the same to completion.

          13.4. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14.       Condemnation.

          If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Building, or more than 25% of the area of the Premises is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within fifteen (IS) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within fifteen (15) days after the condemning authority shall have taken possession) terminate this lease as of the date the condemning authority takes such possession. If Lessee opts to terminate this lease as described in the foregoing, Lessee's obligations and duties under this lease shall cease as of the date of condemning authority take such possession. If Lessee does not terminate this lease in accordance with the foregoing, this lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Building taken bears to the total floor area of the Building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the' fee, or as severance damages;

provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's equipment, trade fixtures and removable personal property. In the event that this lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.

15.       Brokers' Fees.

          Lessor shall be responsible for all brokers, commissions or finder's fees charged by Stoltz Realty and warrants to Lessee that no brokers' commissions, finders, fees or similar payments shall be claimed through Lessee in connection with the execution of this lease, and agrees to indemnify and hold Lessee harmless from any liability that may arise from such claims, including reasonable attorney's fees.

16.       Estoppel Certificate.

          (a) Lessee shall at any time upon not less than 10 days, prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect) and the date to which the rent is paid and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults, or events which with the passage of time would be defaults, on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this lease or shall be conclusive upon Lessee (i) that this lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this lease.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonable required by such lender or purchaser. Such statements shall include to the extent available the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner and owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein name (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor of the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provisions of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.       Time--of Essence.   Time is of the essence.

20. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate brokers listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessees of said Premises and Leases acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

21. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Each such notice shall be deemed given upon personal delivery or, if by certified mail, upon mailing. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

22. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

23. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this lease for recording purposes.

24. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this lease shall be deemed terminated and be of no further effect during said month to month tenancy.

25. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

26. Covenants and Conditions. Each provision of this lease performable by Lessee shall be deemed both a covenant and a condition.

27. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee, this lease shall bind the parties, their personal representatives, successors and assigns. This lease shall be governed by the laws of the State of Delaware.

28.       Subordination.

          (a) This lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.
 Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the Rent and observe and perform all of the provisions of this lease, unless this lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. If Lessee fails to execute such documents within 10 days after written demand, Lessor may execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 28(b).

29.       Intentionally omitted.

30. Lessor's Access. Lessor and Lessor's agents, upon prior written notice to Lessee, shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building of which they are a part as Lessor may deem necessary or desirable; provided, however that upon such entry Lessor and/or Lessor's agents (except in the case of emergency) shall be required to be accompanied by a representative of Lessee for purposes of protecting and preserving the confidentiality of Lessee's work on the Premises. Lessor may not at any time place on or about the Premises any ordinary "For Sale" signs. Lessor may at any time during the last 120 days of the Term hereof place on or about the Premises on the Building any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee; provided that Lessor shall not permitted to place "For lease" signs on or about the Premises until any options or rights available to Lessee to extend the term of this lease or to renew this lease or any options or rights of first refusal to lease the Premises or rights of first offer to purchase the Premises have lapsed.

31. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent, which shall not be unreasonably withheld, except that Lessee shall have the right, without the prior permission of Lessor, to place ordinary and usual for rent or sublet signs thereon.

32. Merger. The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

33. Consents. Wherever in this lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

34. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this lease. The individuals executing this lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

35.       Options; Right of First Refusal.

          35.1. Definition. As used in this paragraph the word "0ptions" means the right or option to extend the term of this lease or to renew this lease.

          35.2. Options Personal. Each Option granted to Lessee in this lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12 of this lease. The Options herein granted to Lessee are not assignable separate and apart from this lease.

          35.3.     Efect of Default on Options.

          (a) Lessee shall have no right to exercise an option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(a) or 13.1(b) and continuing until the default alleged in said notice of default is cured, or (ii) at any time after an event of default described in paragraphs 13.1(c) or 13.1(d) (without any necessity of Lessor to give notice of such default to Lessee).

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an option because of the provisions of paragraph 36.3.

          35.4. Option to Renew. Lessee shall have the right, at its sole option, to renew this lease for an additional period of five (5) years following the term hereof, upon the same terms and conditions in effect at the expiration of the prior term, including provision for the escalation of rent and including this option to renew,* provided---that the ceiling and floor limitations for the escalation of rent in Section 5(a)(ii) herein shall not apply following the fifteenth anniversary of the Commencement Date; provided further that Lessee shall have given Lessor no more than six and no less than three months written notice in advance at the end of the prior term of its intention to renew this lease,

36. Multiple Tenant Building. Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

37. Security Measures. Lessee hereby acknowledges that the rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Losses assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

38. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements rights, dedications, Maps and restrictions do not interfere' with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this lease.

39. Performance Under Protest. If at any time a dispute shall arise as to-any amount or sum of money to be paid by one part to the other under the revisions hereof the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this lease.

40. Authority. If either Lessor or Lessee is a corporation, trust, or general or limited partnership, each individual executing this lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease at the Place and on the dates specified immediately adjacent to their respective signatures.

Executed at 128 Sandy Bank Drive, Newark, DE 19713 on June 7, 1991.

                        LESSOR: TOBER & AGNEW PROPERTIES, INC.

                        By:         /s/  R. TOBER
                           ------------------------------------- (Seal)
                        Title:            PRESIDENT
                              ---------------------------------- (Seal)


Executed at 128 Sandy Bank Drive, Newark, DE 19713 on June 7, 1991.


[CORPORATE SEAL]        LESSEE:  /s/  TSD BioServices
                               --------------------------------- (Seal)
                                 a Delaware general partnership,
                                 its general partners

                        STRATEGIC DIAGNOSTICS VENTURES, INC.

                        By:   /s/   MARTHA C. REIDER                     (Seal)
                           ------------------------------------- (Seal)
                        Title:        Vice President
                              ---------------------------------- (Seal)

                        TACONIC VENTURES, INC.

                        By:   /s/  RICHARD S. PHALEN                     (Seal)
                           ------------------------------------- (Seal)
                        Title:        President
                              ---------------------------------- (Seal)

                        STRATEGIC DIAGNOSTICS INCORPORATED

                        By:   /s/   MARTHA C. REIDER                     (Seal)
                           ------------------------------------- (Seal)
                        Title:         Vice President
                              ---------------------------------- (Seal)

                        TACONIC FARMS, INC.

                        By:   /s/    RICHARD S. PHELAN                   (Seal)
                           ------------------------------------- (Seal)
                        Title:        President
                              ---------------------------------- (Seal)

                             ADDENDUM TO INDUSTRIAL LEASE

         This Addendum to the Industrial Lease (the "Industrial Lease") , dated, for reference purposes only June 7, 1991, is made by and between TOBER & AGNEW PROPERTIES, INC. , a Delaware corporation (herein called "Lessor") and TSD BioServices, a Delaware general partnership (herein called "Lessee") , Strategic Diagnostics Incorporated (herein called "SDI") and Taconic Farms Inc. (herein called "Taconic") . The "Industrial Lease" is that lease agreement dated as of this same date made by and between the Lessor and the Lessee. All capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Industrial Lease.

    1.   Lessor's Obligation to Construct Tenant Improvement Work.

         (a) Lessor hereby covenants and agrees to commence the Tenant improvement work immediately upon execution of the lease and to complete the Tenant improvement Work in as expeditious a manner as possible in accordance with all applicable standards of care and diligence.

         (b) Lessor represents and warrants that it has available to it the financial resources and personnel and that it possesses the expertise to commence construction of the Tenant Improvement Work and to complete it in accordance with the covenants made in subparagraph (a),

         (c) Any breach of the representations, warranties and covenants contained in this Addendum to the Industrial Lease shall constitute a material breach of the Industrial Lease. In the event of such breach, Lessee may terminate the Industrial Lease.

    2.   Payment for Tenant Improvement work

         (a) All costs (up to a maximum of $300,000 in the Aggregate for those items described in Sections 2(b)(i) and 2(b)(iii) herein) for Tenant Improvement Work (#Tenant Improvement Costs"), as defined by Section 2(b) herein, shall be financed by the Lessor and paid for by the Lessee. All Tenant Improvement Costs shall be paid in full by the Lessee in monthly installments over the five (5) year period immediately following the Commencement Date.

         (b) Tenant Improvement Costs shall be the following costs directly associated with the work depicted or described in Exhibit B of the Industrial
Lease:

              (i) supplier and subcontractor costs, professional fees including, but not limited to, architectural fees, permits and inspection costs incurred after February 22, 1991;

              (ii) a ten percent (10%) surcharge on those costs described in the foregoing Section 2(b)(i);

              (iii) the following costs relating to the acquisition of financing for the Tenant Improvement Work:

                   A.   loan origination fees;

                   B. other loan costs, including, but not limited to, legal and recording costs and document preparation fees;

                   C.   bank appraisal fees; and

                   D. interest on all loans undertaken by the Lessor prior to the Commencement Date to finance the Tenant Improvement Work.

         (c) Interest of eleven percent (11%) per annum shall be charged on all costs associated with the items described in the foregoing Sections 2(b)(i) - (iii).

         (d) SDI and Taconic hereby guarantee, jointly and severally, the payments due from the Lessee for all Tenant Improvement Costs required by this Addendum to the Industrial Lease.

         (e) Beginning with the first year following the tenth anniversary of the Commencement Date, the Base Rent, as defined in Section 5 of the Industrial Lease and as adjusted therein, as it is applied to that portion of the Premises subject to the Tenant Improvement Work (the "Improvement Work Base Rent"), shall be increased by $1.50 per square foot plus the product of
(i) $1.50 (as adjusted in the prior year in accordance with this subparagraph) multiplied by (ii) the lesser of (A) five percent 5% or (B) a fraction, the numerator of which is the Price Index -for the Adjustment Month and the denominator of which is the Base Index (but in no event shall such increase be less than 4%); provided that the ceiling and floor limitations for the escalation of the Improvement Work Base Rent in this Section 2(e)(ii) shall not apply following the fifteenth anniversary of the Commencement Date.

The parties hereto have executed this Lease at the Place and on the dates specified immediately adjacent to their respective signatures.

Executed at 128 Sandy Bank Drive, Newark, DE 19713 on June 7, 1991.

                        LESSOR: TOBER & AGNEW PROPERTIES, INC.

                        By:         /s/  R. TOBER                        (Seal)
                           ------------------------------------- (Seal)

                        Title:            PRESIDENT
                              ---------------------------------- (Seal)


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

Executed at 128 Sandy Bank Drive, Newark, DE 19713 on June 7, 1991.


[CORPORATE SEAL]        LESSEE:   /s/  TSD BioServices
                               --------------------------------- (Seal)
                                 a Delaware general partnership,
                                 its general partners


                        STRATEGIC DIAGNOSTICS VENTURES, INC.

                        By:   /s/   MARTHA C. REIDER                     (Seal)
                           ------------------------------------- (Seal)
                        Title:           Vice President
                              ---------------------------------- (Seal)


                        TACONIC VENTURES, INC.

                        By:    /s/  RICHARD                              (Seal)
                           ------------------------------------- (Seal)
                        Title:           President
                              ---------------------------------- (Seal)


                        STRATEGIC DIAGNOSTICS INCORPORATED

                        By:   /s/   MARTHA C. REIDER             (Seal)
                           ------------------------------------- (Seal)
                        Title:            Vice President
                              ---------------------------------- (Seal)


                        TACONIC FARMS, INC.

                        By:   /s/    RICHARD W. PHELAN           (Seal)
                           ------------------------------------- (Seal)
                        Title:           President
                              ---------------------------------- (Seal)


                                       24